Schedule 14a
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed  by  the  registrant  [X]
Filed  by  a  party  other  than  the  registrant  [   ]

Check  the  appropriate  box:
[ X ]  Preliminary  proxy  statement
[   ]  Definitive  proxy  statement
[   ]  Definitive  additional  materials
[   ]  Soliciting  material  pursuant  to  Rule  14a-11(c)  or  Rule  14a-12

                      POLICY MANAGEMENT SYSTEMS CORPORATION
                (Name of Registrant as Specified in its Charter)


Payment  of  filing  fee  (Check  the  appropriate  box):
[ X ]  No  fee  required.

[   ]  Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title  of  each  class  of  securities  to  which  transaction applies:
__________

    (2)  Aggregate number of securities to which transaction applies: __________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed  maximum  aggregate  value  of  transaction:  ________________

    (5)  Total  fee  paid:  ______________

[   ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount  Previously  Paid:  ____________________________________

    (2)  Form,  Schedule  or  Registration  Statement  No.:  __________________

    (3)  Filing  Party:  ______________________________________________

    (4)  Date  Filed:  _______________________________________________

                          NOTICE OF 2000 ANNUAL MEETING



Dear  Stockholders:

We are pleased to invite you to attend the 2000 annual meeting of stockholders of Policy Management Systems Corporation d/b/a Mynd Corporation, which will be held at the Company's executive offices at One Mynd Center, Blythewood, South Carolina, at 11:00 a.m., on September 27, 2000 for the following purposes:

     (1)     to  elect  three  directors;
     (2) to approve an amendment to the Company's Articles of Incorporation to change the Company's name to Mynd Corporation;
     (3)     to  ratify  the  selection  of  independent  auditors for 2000; and
     (4)     to transact other business as may properly come before the meeting.

Stockholders owning shares of the Company as of the close of business on September 5, 2000, the record date, are entitled to vote at the meeting. A complete list of all stockholders entitled to vote at the meeting is available for examination at the Company's executive offices located at One Mynd Center, Blythewood, South Carolina, 29016 and will continue to be available through the meeting.

WE HOPE THAT YOU WILL ATTEND THE MEETING, BUT EVEN IF YOU ARE GOING TO ATTEND, YOU ARE URGED TO COMPLETE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED WHEN MAILED IN THE UNITED STATES. SHOULD YOU ATTEND THE MEETING AND DECIDE THAT YOU WANT TO VOTE IN PERSON, YOU MAY REVOKE YOUR PROXY. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NOMINEES FOR DIRECTORS, APPROVAL OF THE COMPANY'S NAME CHANGE, AND RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT AUDITORS FOR 2000.

Please read the attached Proxy Statement carefully for information on the items that will be considered and voted on at the meeting.


By  Order  of  the  Board  of  Directors



Stephen  G.  Morrison
Secretary
September  ____,  2000

                                PROXY  STATEMENT


This Proxy Statement and proxy card have been sent to all holders of common stock of Policy Management Systems Corporation d/b/a Mynd Corporation in connection with PMSC's Board of Directors soliciting proxies to be voted at the annual stockholders meeting on September 27, 2000. Because your vote is important, the Board of Directors is requesting that you allow your shares to be represented at the annual meeting by Mr. John P. Seibels and Dr. John M. Palms (the proxies named in the enclosed proxy card).

This Proxy Statement describes those matters that will be voted on at the annual meeting and also contains additional information about our executive officers and directors and principal stockholders. In this Proxy Statement, "we," "us," "our," "PMSC," and the "Company" generally refer to Policy Management Systems Corporation. This Proxy Statement is first being sent to our stockholders on or about September ____, 2000.


                        GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE. Only stockholders as of the close of business on September 5, 2000 (the "Record Date") may vote at the meeting. On the Record Date, there were _________ shares of common stock outstanding. Each share of common stock is entitled to one vote. The enclosed proxy card(s) show the number of shares that you are entitled to vote.

VOTING IN PERSON. Written ballots will be available for those stockholders wishing to vote at the meeting. If your shares are held in an account at a brokerage firm ("held in street name"), you must request a legal proxy form from your stockbroker in order to vote at the meeting.

VOTING BY PROXY. To vote by proxy, simply sign and date your proxy card and return it in the enclosed, pre-paid envelope. By signing and dating the enclosed proxy card, you appoint Mr. Seibels and Dr. Palms as your representatives at the meeting. If you mark your selections, they will vote your shares in accordance with your instructions. If you do not mark any selections, your shares will be voted in favor of the three proposals.

The Board currently is not aware of any other matters that will come before the meeting. If, however, matters other than those set forth on the proxy card come up for a vote at the meeting, Mr. Seibels and Dr. Palms will vote your shares as they deem proper.

REVOKING YOUR PROXY INSTRUCTIONS. You may revoke your proxy at any time before the meeting by: (i) returning a later dated proxy; (ii) delivering written notice of revocation to Stephen G. Morrison, Secretary, Policy Management Systems Corporation, Post Office Box Ten, Columbia, South Carolina 29202; or
(iii)  voting  in  person  at  the  meeting.

RECEIVING SEVERAL PROXY CARDS. If you receive more than one proxy card, it means that you have multiple accounts at the transfer agent and/or with stockbrokers and/or are a participant in the PMSC Restricted Stock Ownership Plan, the PMSC Employee Stock Purchase Plan and/or the PMSC Stock Fund in the PMSC 401(k) Retirement Plan. To ensure that all your shares are voted, please sign, date, mark your instructions, and return all proxy cards.

VOTING YOUR PMSC 401(K) RETIREMENT SAVINGS PLAN PMSC STOCK FUND SHARES. Shares owned by the PMSC 401(k) Retirement Savings Plan PMSC Stock Fund are actually voted at the meeting by the Plan trustee. However, if you are a PMSC 401(k) Retirement Savings Plan participant and hold shares in the PMSC Stock Fund, you will receive a proxy card for those shares, whether or not the shares are vested. By completing this proxy card, you provide voting instructions to the Plan trustee who will vote the shares in the PMSC Stock Fund. Your shares will not be voted unless you sign, date, and return the proxy card. For administrative reasons, your completed proxy card must be received by September ___ 2000, in order for your shares to be voted at the meeting.

HOW VOTES ARE COUNTED. The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is present at the meeting. Shares are counted as present if the stockholder is present and votes in person at the meeting or has properly submitted a proxy card. If you have returned a valid proxy card but wish to abstain from voting on some or all of the matters to be voted on at the meeting, your shares will be counted for the purpose of determining whether there is a quorum. If you abstain from voting on any matter, your shares will be included in the total number of shares having voting power and will have the same effect as "no" votes on the matter. If you hold your shares through a broker, bank, or other nominee, generally the nominee may only vote the shares it holds for you in accordance with your instructions. However, if it has not received your instructions within ten days of the meeting, the nominee may vote the shares on matters that the New York Stock Exchange ("NYSE") considers to be routine and cannot vote the shares on matters that are not routine. If a nominee cannot vote on a particular matter because it is not routine, it is considered to be a "broker non-vote" on that matter. In determining whether or not a quorum is present for the purpose of the meeting, broker non-votes are counted as shares being present. They are not considered as shares having voting power and therefore are not counted as votes cast on non-routine matters. Because the matters to be voted on at the meeting are all considered to be routine by the NYSE, we do not expect that there will be any broker non-votes at the meeting.

In the election of directors, you have the right to cumulate your votes and cast as many votes as the number of shares held by you multiplied by the number of directors to be elected for the specified term. You may cast such cumulated votes for any one nominee or distribute the votes among the nominees for election. To exercise the right of cumulative voting, you must declare your intent to do so prior to the beginning of voting. If any stockholder declares the intent to cumulatively vote, all stockholders shall automatically have the right to cumulate their votes without any further notice. In the event of cumulative voting, Mr. Seibels and Dr. Palms shall have authority to vote shares represented by proxy for one Board nominee or distribute such votes among the Board's nominees to maximize the number of Board's nominees elected.

VOTES REQUIRED. For Proposal 1, the election of directors, the three nominees for director receiving the largest number of votes shall be elected to a three-year term. For Proposal 2, the approval of the Company's name change requires that at least sixty-six and two-thirds percent (66 2/3%) of the shares outstanding at the Record Date vote in favor of the proposed name change either in person at the meeting or by proxy. For Proposal 3, ratification of PricewaterhouseCoopers as independent auditors, the proposal will be approved if it receives a majority of the votes present, either in person or by proxy, at the meeting.

PROXY SOLICITATION EXPENSES. We will pay for the cost of soliciting proxies and have engaged D.F. King & Company, Inc. to assist with solicitation of proxies for the meeting for a fee estimated at $6,000.00, plus expenses. In addition, our officers, directors and employees may solicit proxies by telephone, facsimile or personal interview.

                     PROPOSALS TO BE VOTED ON AT THE MEETING



PROPOSAL  1:     ELECTION  OF  DIRECTORS

The election of three directors, each to serve a three-year term. The Board's nominees are Alfred R. Berkeley, III, Donald W. Feddersen, and Richard G. Trub. All three nominees are currently members of the Board.

The  Board  recommends  that  the  stockholders  vote  FOR  these  nominees.



PROPOSAL  2:     APPROVAL  OF  AN  AMENDMENT  TO  THE  COMPANY'S  ARTICLES  OF
                 INCORPORATION  TO  CHANGE  THE  COMPANY'S  NAME  TO  MYND
                 CORPORATION

On February 8, 2000 the Board approved an amendment to the Company's Articles of Incorporation to change the Company's name to Mynd Corporation. On May 1, 2000, the Company began doing business as Mynd Corporation.

Due  to  diversification  by  acquisitions,  the  name  Policy  Management
Systems Corporation no longer adequately represents our extensive products and services capabilities. Currently, in addition to our historical business as a provider of computerized insurance policy management systems, we have established ourselves as a provider of systems for life insurance, annuities, risk management, and as a provider of professional and outsourcing services. We teamed with Duffy Design, an award-winning creative branding firm, to help restate and formulate an identity that accurately reflects our collective experience. We believe the new name reflects our worldwide reputation for visionary leadership and experience in technology and the insurance and related financial services industries. The Board has determined that the proposed name change is an important step to provide a more accurate perception of the Company, its business and its role in the marketplace.

The Board of Directors has considered the fact that there may be some negative effects of a name change. For example, this year we have incurred expenses associated with the name change of approximately $2.1 million, such as changing the corporate logo, marketing materials and other corporate signage. We may also experience higher marketing costs as we seek to familiarize existing customers with the new corporate name and product focus. However, the Board of Directors determined that the benefits of the name change likely outweighed any short-term costs.

Approval of the proposed amendment to the Articles of Incorporation requires the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the shares of the Company's common stock outstanding on the Record Date.

If the name change is approved, you will not be required to surrender your stock certificate in exchange for a certificate containing our new name. However, stock certificates containing the name Mynd Corporation will be issued to a stockholder upon any purchase of our capital stock by such stockholder after the effective date of the name change. We also intend to change our common stock trading symbol.

The Board recommends that the stockholders vote FOR the approval of the Company's name change.

PROPOSAL  3:     RATIFICATION  OF  PRICEWATERHOUSECOOPERS  LLP  AS THE COMPANY'S
                 INDEPENDENT  AUDITORS

The Board has selected PricewaterhouseCoopers LLP as the Company's independent auditors for the 2000 fiscal year. PricewaterhouseCoopers (formerly known as Coopers & Lybrand) has been our independent auditors since 1994. Representatives from PricewaterhouseCoopers are expected to be present at the meeting and will have the opportunity to make a statement and will be available to answer any stockholder questions.

The Board recommends that the stockholders vote FOR the ratification of PricewaterhouseCoopers LLP as the Company's independent auditors.


OTHER  BUSINESS

The Board is not aware of any other business at this time. If any other business should be properly presented at the meeting, Mr. Seibels and Dr. Palms will vote in accordance with their best judgment.


                             THE BOARD OF DIRECTORS

We currently have seven directors. Three directors are nominees for re-election this year. The remaining four directors will continue to serve the terms described below. Our directors serve staggered terms. This is accomplished as follows:

-     the  directors are divided into three classes as nearly equal as possible;
-     each  director  serves  a  three-year  term;  and
-     the  terms  of  each  of  the  three  classes  are  staggered.

NOMINEES  FOR  RE-ELECTION  THIS  YEAR:

ALFRED R. BERKELEY, III, age 55, has been a director since 1997. Mr. Berkeley has served as Vice Chairman of The Nasdaq Stock Market, Inc. since July 2000 and previously served as President from May 1996 until July 2000. Before that, he served as Managing Director and Senior Banker of Alex. Brown & Sons Incorporated. He is currently also a director of Princeton Capital Management, Inc. He also serves as a director of several privately owned companies

DONALD W. FEDDERSEN, age 66, has been a director since 1997 and previously served as a director from January 1983 to October 1994. Mr. Feddersen is currently a private investor. Before that, he was General Partner of Charles River Ventures. He serves as a director of a number of privately-owned high technology companies.

RICHARD G. TRUB, age 70, has been a director since 1981. Mr. Trub is the Chairman and Treasurer of Trubco, Inc. He previously held the position of Senior Vice President with the Connecticut National Bank.


DIRECTORS  WHOSE  TERMS  WILL  EXPIRE  IN  2001:

JOSEPH D. SARGENT, age 70, has been a director since 1986. Mr. Sargent is the Chairman of Bradley, Foster, & Sargent, Inc. He serves as Vice-Chairman for Connecticut Surety Corporation and until February, 1998, he served as Treasurer. He also serves as director for each of Trenwick Group, Inc., Mutual Risk Management Ltd., and Command Systems, Inc.

G. LARRY WILSON, age 54, has been a director since 1981. Mr. Wilson is the Chairman of the Board, President and Chief Executive Officer of the Company. He has been employed by the Company since its inception.

DIRECTORS  WHOSE  TERMS  WILL  EXPIRE  IN  2002:

DR. JOHN M. PALMS, Ph.D., age 65, has been a director since 1992. Dr. Palms is the President of the University of South Carolina. He also serves as a director of Peco Energy Company and Fortis, Inc., and serves as Chairman of the Board of the Institute of Defense Analyses.

JOHN P. SEIBELS, age 58, has been a director since 1981. Mr. Seibels is currently a private investor. He also serves as a director of The Seibels Bruce Group, Inc. and certain of its subsidiaries.

On July 22, 1997, the Securities and Exchange Commission ("SEC") commenced a civil proceeding against the Company and certain current and former officers and employees of the Company, including Mr. Wilson and David T. Bailey, an executive officer of the Company. In its complaint, the SEC alleged that the Company and the named individuals had violated certain provisions of the Securities Exchange Act of 1934 relating to reporting, books and records and internal controls in connection with the Company's 1990-1993 financial statements and reports. Simultaneously with the filing of the complaint, all defendants filed consents in which they neither admitted nor denied the allegations made, agreed to the entry of an injunction requiring future compliance with those provisions of the federal securities laws, and agreed to pay certain civil penalties. The Company agreed to pay a civil penalty of one million dollars and each individual agreed to pay a civil penalty of twenty thousand dollars.

                          BOARD AND COMMITTEE MEETINGS






COMMITTEE . . .            FUNCTIONS OF THE COMMITTEE                        TIMES MET IN 1999
---------------            --------------------------                        -----------------
AUDIT COMMITTEE            -  recommends selection of our independent
  Trub (Chairman)             auditors;                                             10
  Feddersen                -  reviews with the independent and internal
  Seibels                     auditors their planned activities, audits and
                              findings, and report
                           -  reviews financial reports; and
                           -  reviews the Company's financial and
                              accounting policies and disclosures
----------------------------------------------------------------------------------------------
COMPENSATION COMMITTEE     -  establishes compensation for senior officers
  Sargent (Chairman)          and directors;                                         5
  Berkeley . . . . . . .   -  administers compensation plans in which
  Palms                       employees, officers and directors are eligible
                              to participate; and
                           -  approves compensation guidelines for
                              employees
----------------------------------------------------------------------------------------------
CORPORATE GOVERNANCE       -  recommends nominees for election as
 COMMITTEE                    directors and officers to the full Board; and          4
  Seibels (Chairman)       -  reviews the performance of current directors
  Berkeley                    and officers
  Palms
 . Wilson
----------------------------------------------------------------------------------------------
EXECUTIVE COMMITTEE        -  acts on behalf of the full Board between
  Wilson (Chairman)           Board meetings or as appropriate                       2*
  Feddersen
  Sargent
  Trub



*The Executive Committee also took four actions by unanimous written consent without meeting during 1999.

                             AUDIT COMMITTEE REPORT


On February 8, 2000, the Board adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement. All of the members of the Audit Committee are independent as such term is defined in the NYSE's listing standards.

Report  of  the  Audit  Committee

We have reviewed and discussed the audited financial statements for the fiscal year ended December 31, 1999, with the Company's management. We have also discussed with PricewaterhouseCoopers the matters required to be discussed by SAS 61 and have received the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1 and have discussed with PricewaterhouseCoopers its independence. Based on the above review and discussions, we recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.



The  Audit  Committee
Richard  G.  Trub  (Chairman)
Donald  W.  Feddersen
John  P.  Seibels




                       COMPENSATION PLANS AND ARRANGEMENTS


REPORT  OF  THE  COMPENSATION   COMMITTEE

COMPENSATION  PHILOSOPHY.

The Company's executive compensation program is based on the beliefs that:(i) to ensure the continued growth and performance of the Company, it is necessary to attract, retain and motivate qualified executives through competitive compensation, and (ii) the interests of executives should be closely aligned with those of the Company's stockholders. Under this philosophy:

- To motivate executive personnel to perform at their full potential, a significant portion of compensation is incentive-based and is linked to accomplishing specific, financial objectives (both individual and corporate) which are intended to create both long- and short-term value for the Company's stockholders.

- Each executive's individual performance and contribution should be reflected through salary adjustments and the amount of incentive awards paid, if any.

- A significant portion of executive officers' total compensation should be in the form of stock and stock-based incentives.

- In years of strong performance, executives can earn a highly competitive level of compensation. As a result, the Company will be able to attract, retain and motivate the leadership talent needed to maintain and grow the Company's business successfully. Conversely, in years of below average performance, an executive will receive compensation that is less competitive.

-

It is essential that the Committee retain the flexibility to evaluate not only the overall performance of the individual executive officers, and the Company as a whole, but also all other circumstances and challenges facing the Company and the respective executive officer. Consequently, the Committee uses its subjectivity rather than objective formulas in setting and adjusting the base salary of the CEO and other executive officers.


ELEMENTS  OF  COMPENSATION.

Executive  compensation  consists  primarily  of  three  parts:

-     Base  Salary;
-     Annual  Incentives;  and
-     Stock-Based  Incentives.

Each of these elements is described in more detail below. (The executive officers were also eligible for other benefits, such as perquisites standard for executives and those offered under the Company-sponsored broad-based plans.)

In reviewing the level of cash compensation for the CEO and other executive officers for 1999, the Committee engaged Deloitte & Touche LLP to survey the total cash compensation for the CEO and senior executives of the S&P Computer and Software Services Index Companies, which had comparable compensation structures. The purpose of the survey was to confirm that the total cash compensation levels were at levels to allow the Company to effectively compete in recruiting and retaining executive management.

     BASE SALARY. For 1999, the Committee used a subjective assessment of the overall performance of the Company and the executive officers, including their achievements, responsibilities, experience and breadth of knowledge, in setting the amount of salary increase for 1999 for all executive officers, including the CEO. No specific weight was assigned to these factors. For 1999, base salaries for all executive officers, including the CEO, were targeted at the base salaries which surveyed firms might offer the executive officers for performing similar functions in an equally challenging and complex environment. The base salaries for 1998 for the CEO and Messrs. Bailey, Morrison, and Risley were either below or equal to the average of the companies surveyed and the base salary for Mr. Williams was near the mid-point range of the companies surveyed, which the Committee generally believed to be appropriate in accordance with the Committee's subjective assessments of overall performance and the goals of maintaining base salary compensation levels for the Company's executives, which are adequate to recruit and retain executive management. Consequently, the Committee increased the 1999 salary for Mr. Morrison by a percentage the Committee deemed appropriate based upon his performance and similar to what the Committee believed to be percentage increases appropriate to remain at or near the mid-range for competitive companies, using the Committee's subjective assessment. Mr. Risley received an increase in his salary at the time of his promotion to Executive Vice President in November 1998 and received no 1999 increase. Mr. Bailey did not receive an increase for 1999.

In determining Mr. Wilson's base salary increase, the Committee also considered how well he performed in the following areas in addition to those set forth above:

- development and implementation of a strategic vision for the Company, integrating insurance industry knowledge, technology trends, product directions, and customers' needs;
-     management  of  the  Company's  financial  affairs;
-     recruitment  and  retention  of  qualified  executives;
-     delegation  of  responsibility  and  authority  to  qualified  managers;
-     capitalization  on  business  opportunities;  and
-     exhibition  of  leadership  in  achieving  the  Company's  goals.

No  specific  weight  was  assigned  to  these  factors.

In addition, in determining the amount of increase in compensation in 1999, the Committee considered the Company's actual results for 1998 in the areas of:

-     product  development;
-     new  business  acquisitions;
-     overall  financial  strength;
-     perceived  customer  satisfaction;  and
-     the  Company's  prospects  for  long-term  growth.

Based  upon  the  Committee's  evaluations of the above factors and Mr. Wilson's
Significant contribution to the Company's 1998 performance, the Committee Increased his base salary for 1999 by approximately 10%.

     ANNUAL INCENTIVES AND RESTRICTED STOCK OWNERSHIP PLAN. The annual bonus program for executive officers, including the CEO, is intended to meet two primary objectives. First, it is designed to provide short-term incentives and rewards based on the Company's short-term goals that are consistent with its long-term goals. Second, the annual bonus program is designed to promote the Company's philosophy of having a substantial portion of executive compensation at risk. The Committee believes that for the executive officers, a bonus amount equal to 60% of base salary is an appropriate percentage to have at risk on an annual basis.

The Committee also believes that one of the best ways to align the interests of the Company's executive officers with the interests of its stockholders is by promoting executive officers' ownership of Company stock. To promote this goal, the Company established the Restricted Stock Ownership Plan during 1998. The Plan establishes stock ownership guidelines for officers and directors and enables the Company to further the long-term goal of increasing the level of stock ownership while continuing to provide significant short-term rewards.

Participation in the Plan is mandatory for directors and United States-based officers until they have satisfied the applicable stock ownership guidelines. Under the guidelines, officers are required to hold Company stock in multiples of their base salary ranging from 1 times salary for vice presidents to 5 times salary for the Chief Executive Officer. Directors who are not employees are required to hold 5 times the annual retainer for directors. Directors and officers have annual targeted percentages of ownership to achieve each year and are to achieve 100% of the guideline for their office within 6 years of the Plan's adoption or their first election to the office to which this guideline is applicable. They may elect not to participate in the Plan after having achieved 100% of the stock ownership guidelines applicable to their position.

Under the Plan, annual retainers for directors and bonuses for officers are paid partially in cash and partially in restricted stock. The Company engaged Hewitt Associates LLC to assist in developing the Plan and in determining the appropriate level of stock premium to compensate plan participants for risks associated with the forfeiture of restricted stock, market fluctuations, and deferral of current economic benefits of current cash compensation. The Company's 50% increase in the value of the portion of the bonus paid in Restricted stock ("50% premium") is within the recommended premium range.

Generally, for those directors and officers who have achieved their annual targeted percentages of ownership, annual retainers and any bonuses will be paid 50% in cash and 50% in restricted stock (with a 50% premium). For directors and officers who have not achieved their stock ownership guidelines, annual retainers and any bonuses will be paid 100% in restricted stock (with a 25% premium).

The restricted shares vest in 20% increments on January 1 of each of the five calendar years following the year in which the restricted shares are awarded. Unvested restricted shares are forfeited upon termination for cause, upon the voluntary termination of a directorship, or upon the voluntary termination of employment by an officer. Upon death, retirement or disability of a participant or upon a change in control, all unvested restricted shares shall fully vest.

The annual bonus for executive officers with profit and loss responsibility reporting to the CEO (a "P&L Executive Officer") was generally comprised of two parts. One part was based on the Company's performance, as measured by targeted earnings-per-share. If actual 1999 earnings-per-share were less than the target, the bonus would be reduced for 1999 by stated percentages. The other part was based on the performance of the group for which the executive is responsible, as measured against the business plan established for 1999 and group earnings growth over the prior year. If the actual 1999 group performance or growth was less than the target, the bonus was to be reduced for 1999 by a stated percentage.

For Mr. Wilson and those executive officers other than the P&L Executive Officers, the annual bonus was based on the Company's performance, as measured by targeted earnings-per-share for 1999. Messrs. Morrison and Williams are the only named executive officers who are not P&L Executive Officers. As with the P&L Executive Officers, if the actual 1999 performance was less than the target, the bonus was to be reduced for 1999 by a stated percentage. In addition, for Messrs. Morrison and Williams, part of such a bonus was measured against the percentage growth in expenses for their groups as measured against the percentage growth in the Company's revenues and budgeted growth. If the percentage in expense growth exceeded a targeted percentage below the growth in the Company's revenues and budgeted growth, the bonus would be reduced by a stated percentage.

The Committee retained the discretion to use its subjective assessment to award or withhold bonuses under the plan for any or all of the executive officers. In early 2000, the Committee reviewed the level of bonuses that would have been awarded to each executive officer under the plan described above. Because the Company did not attain the 1999 targets, no bonuses were awarded for 1999.

     STOCK-BASED INCENTIVES. Stock Option Plans are intended to provide incentives and rewards for a mid-term (3 years) to long-term (5 years) and to provide a further means for aligning employees' and your interests in the enhancement of stockholder value. In 1999 stock options were granted under the 1999 Stock Option Plan at 100% of the closing price of the stock on the date of grant with a four year vesting schedule at 25% per year. In this way, executives are rewarded only if the stock price goes up, which benefits both the stockholder and the executive.

In determining the number and terms of exercise of options to be granted in 1999, including the number for Mr. Wilson, the Committee considered the historical pattern of granting options under the previous plan, the 1989 Stock Option Plan, as well as competitive levels needed to retain the respective executive officer. In the Committee's subjective assessment, the number and exercise price for options historically granted annually to the executive officers has provided the appropriate incentive and rewards. Consequently, for the options granted in 1999, the Committee determined that granting, in most cases, approximately the same number of options as had previously been granted would provide the appropriate level of incentive and reward for the executive officers.

      DEDUCTIBILITY CAP ON EXECUTIVE COMPENSATION. Beginning in 1994, the federal tax laws disallow corporate deductibility for certain compensation paid in excess of $1 million to the chief executive officer and the other four most highly paid executive officers of publicly-held companies. "Performance-based compensation", as defined in the tax law, is not subject to the deductibility limitation, provided certain stockholder approval and other requirements are met. During 1999, the deductibility cap had an immaterial impact on the Company. At the present time, it is not known whether the deductibility cap will have an impact on the Company in 2000, although it is possible. The Company believes that the 1993 Long-Term Incentive Plan for Executives and the Company's 1989 and 1999 Stock Option Plans satisfy the requirements as performance-based compensation under the exception. Therefore, the Company expects that any stock option compensation realized upon the exercise of stock options granted under these plans will not be subject to the compensation deduction limitation.

Compensation  Committee

Joseph  D.  Sargent  (Chairman)
Alfred  R.  Berkeley,  III
Dr.  John  M.  Palms

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

During 1999, the Compensation Committee of the Board of Directors consisted of Messrs. Sargent, and Berkeley and Dr. Palms. None of the Committee members are or were previously employees or officers of PMSC or any of its subsidiaries.


COMPENSATION  OF  DIRECTORS

In  1999,  non-employee  directors  received  the  following  compensation:

- an annual fee of $18,000 (payable in cash and restricted stock pursuant to the Restricted Stock Ownership Plan as discussed above);
-     $2,000  for  each  Board  meeting  attended;
- $1,000 for each committee meeting attended in person (if not on a regular Board meeting date);
- a $500 fee, plus $250 per hour for each additional hour or part thereof for participation in meetings by telephone (not to exceed $1,000 per meeting);
-     travel  expenses  of  attending  Board  and  committee  meetings;  and
- $1,000 per day for attending to Company business in person at non-Board or committee meetings.

Directors who are also full-time employees of the Company do not receive additional compensation for their services as directors.


COMPENSATION  OF  EXECUTIVE  OFFICERS

The following table gives the compensation earned, including stock options granted, by the Chief Executive Officer and the next four most highly compensated executive officers for the years 1999, 1998 and 1997. We refer to all of these officers as the "Executive Group."


                                SUMMARY  COMPENSATION  TABLE

                                                     Long-Term Compensation
                                                             Awards
                                                 -----------------------------
                                                             Number of
                          Annual Compensation     Restricted Securities
                          -------------------
Name and                                          Stock      Underlying          All Other
PRINCIPAL POSITION     YEAR  Salary    Bonus (1)  AWARDS(2)  Options Granted(3)  Compensation(4)
------------------     ----  ------    ---------  --------   ------------------  ---------------

G. LARRY WILSON . . . .1999  $886,379  $      0  $      0     75,000             $10,845
President and Chief    1998   783,750   235,950   353,925    150,000              10,710
Executive Officer      1997   712,500   429,000         0    150,000              10,635

DAVID T. BAILEY . . . .1999  $429,929  $      0  $      0     35,000             $ 7,200
Executive Vice         1998   412,307         0         0     70,000               7,200
President. . . . . . . 1997   368,660   155,400         0     70,000               7,125

STEPHEN G. MORRISON . .1999  $557,818  $      0  $      0     35,000             $10,845
Executive Vice         1998   493,260   148,500   222,750     70,000              10,710
President, General . . 1997   448,469   270,000         0     70,000              10,635
Counsel, Secretary and
Chief Administrative
Officer

MICHAEL W. RISLEY . . .1999  $389,434  $      0  $      0    200,000             $ 7,200
Executive Vice         1998   271,371    67,931   101,897     20,694               7,200
President. . . . . . . 1997   224,795    43,775         0     20,000               6,432

TIMOTHY V. WILLIAMS . .1999  $412,628  $      0  $      0     35,000             $ 7,200
Executive Vice         1998   371,118   111,600   167,400     70,000               7,200
President and Chief. . 1997   343,994   207,000         0     70,000               7,125
Financial Officer
__________________________


(1)     Reflects  amount earned in year indicated even though actually paid in following year.

(2)     Shares  of  restricted  stock  awarded to the Executive Group in 1999 and the value of such  shares at December 31, 1999 were as follows:  Wilson - 6731 ($172,061), Morrison - 4,236
($108,283), Risley - 1,938 ($49,540), and Williams - 3,184 ($81,391).  The values set forth in this  column  represent  the  portion  of  each  executive  officers'  annual bonus payable in restricted  stock,  which  awards  were  made  on  February 8, 1999 at $52.5813 per share. The restricted  shares  vest  in  20%  increments  on January 1 of each of the five calendar years following  the  year  in  which  the  restricted  shares  are awarded.  Restricted shares will participate  in  dividends  the same as other shares of common stock; however, the Company has never  declared  cash  dividends.

(3)     Adjusted  for  the  two-for-one  stock  split  on  June  1,  1998.

(4)     Amounts  shown are matching contributions from the Company under its 401(k) Retirement
Savings  Plan  and  the  Company's  Employee  Stock  Purchase  Plan.

The following table sets forth certain information regarding options for common stock granted to the Executive Group during 1999. The table includes the potential realizable value which would exist based on assumed annual compounded rates of common stock price appreciation of five and ten percent over the full ten-year term of the options.

                                           OPTIONS GRANTED IN 1999

                                Individual Grants
                  ---------------------------------------------
                                 Percent
                      Number    of Total                                Potential Realizable Value
                  Of Securities  Options  Exercise                       at Assumed Annual Rates
                    Underlying  Granted to Price    Expiration         of Stock Price Appreciation
                      Options    Employees  Per      Date of               for Option Term (1)
                                                                           -------------------
     Name             Granted     in 1999  Share     Options               5%                10%
     ----             -------     -------  -----     -------              ---                ---



All Stockholders. .                                                   $895,002,412 (2)  $2,268,109,833 (2)

G. Larry Wilson . .  75,000 (3)(5)   8.7%  $40.125  May 11, 2009      $1,892,581        $ 4,796,167

David T. Bailey . .  35,000 (3)(5)   4.0%  $40.125  May 11, 2009      $  883,204        $ 2,238,211

Stephen G. Morrison  35,000 (3)(5)   4.0%  $40.125  May 11, 2009      $  883,204        $ 2,238,211

Michael W. Risley . 180,000 (3)(5)  20.8%  $40.125  May 11, 2009      $4,542,194        $11,510,802
                     20,000 (4)(5)   2.3%  $20.500  November 8, 2009  $  257,847        $   653,434

Timothy V. Williams  35,000 (3)(5)   4.0%  $40.125  May 11, 2009      $  883,204        $ 2,238,211



(1)     We have included this information to illustrate how the stockholders will have fared compared to each of  the  named executives if the assumed appreciation is achieved based upon the option grant date of May 11,
1999.

(2)     The  potential realizable value for all stockholders is based on the number of shares of common stock outstanding  on  May  11, 1999 (the date the options described in note 3 below were granted), and assumes the stockholders  purchased  the common stock for $40.125 (which was the fair market value of the common stock on
May  11,  1999)  and  held  the  common  stock  until  May  11,  2009.

(3)     These options were granted pursuant to the 1999 Plan.  The exercise price is the fair market value of the  common  stock  on  May  11,  1999,  which  was  the  date  of  grant.

(4)     These  options  were  also  granted pursuant to the 1999 Plan.  The exercise price is the fair market value  of  the  common  stock  on  November  8,  1999,  which  was  the  date  of  grant.

(5)     The  options  become exercisable in one-fourth increments on each of the first four anniversary dates of the grant date.  All such options would become immediately exercisable in the event of a change in control of  the  Company  and  the optionee would have the right to exercise such options for a period of ninety days after  termination  of employment.  In the event of a dissolution or liquidation of the Company or any merger or  combination  in  which  the  Company is not the surviving entity, each option granted shall automatically become  fully  and  immediately  vested  and  exercisable.

The following table sets forth information for the Executive Group regarding stock options exercised during 1999 and the value of "in-the-money" options. "In-the-money" options have a positive difference between the exercise price of such stock option and $25.5625, the closing price of the Company's common stock on December 31, 1999.

                      AGGREGATED OPTIONS EXERCISED IN 1999
                         AND 1999 YEAR-END OPTION VALUES


                                       Number  of  Securities
                    Shares             Underlying                  Value  of  Unexercised
                   Acquired            Unexercised  Options        In-the-Money  Options
                      On     Value     at  December  31,  1999*    at  December  31,  1999**
                      ------------------------     -------------------------
   Name            Exercise  Realized  Exercisable  Unexercisable  Exercisable  Unexercisable
   ----            --------  --------  -----------  -------------  -----------  -------------



G. Larry Wilson . .       0  $        0  1,372,500        352,500   $3,498,812       $289,312

David T. Bailey . .       0  $        0    297,667        164,500   $  312,444       $135,012

Stephen G. Morrison       0  $        0    315,834        172,500   $1,611,352       $259,762

Michael W. Risley .       0  $        0     81,790        238,600   $  193,709       $200,565

Timothy V. Williams  47,384  $1,069,789    182,500        152,500   $  376,387       $130,762



*     All  shares  adjusted  for  the  two-for-one  stock  split on June 1, 1998.

** Value represents the aggregate excess of the market price of the common stock on December 31, 1999, which was $25.5625, over the exercise price for the options. All options included in the table have an exercise price equal to or greater than the fair market value of the common stock on the dates of grant.



     DEFERRED COMPENSATION AGREEMENT. Mr. Wilson is covered by a Deferred Compensation Agreement providing annual remuneration of $25,000 upon retirement, death or total disability. The Agreement, which provides for monthly payments over a fifteen-year period, is contingent primarily upon his continued employment until such an event occurs, and the deferred benefits are not vested until that time. Until or unless such a qualifying event occurs, Mr. Wilson is not entitled to any payments under the Agreement. The Company owns life insurance contracts covering Mr. Wilson, of which it is the beneficiary, in an aggregate amount equal to or in excess of the total benefit.

     EMPLOYMENT AGREEMENTS. The Company has an Employment Agreement with each of Messrs. Wilson, Bailey, Morrison, Risley, and Williams, which set initial annual salaries at their then current annual salary, subject to future increases in accordance with the Company's practices. In the event of a change in control of the Company (as defined in the Agreement), the executive's then base salary will increase to 150% of the base salary in effect immediately prior to the change in control.

The term of each executive officer's Employment Agreement continues until December 31, 2005. The term is subject to annual twelve month extensions, unless six months notice of non-extension is given. In the event of a change in control, the term is extended automatically twelve months.

The Employment Agreements may be terminated by the Company for cause. If the executive is terminated for reasons other than for cause or if the executive terminates for good reason, the executive will receive annual severance payments for the remaining term of the Employment Agreement equal to base salary plus an amount equal to either the highest annual bonus received in the two years preceding termination or, if after a change in control, 150% of the highest annual bonus during the two years preceding termination. Should such payments be subject to an excise tax pursuant to Section 4999 of the Internal Revenue Code, or similar law, additional compensation as is necessary to offset such tax effects also will be paid to the executives. The severance payments under the Employment Agreements would cease in the event of reasonable proof of any violation of the non-competition, non-solicitation of employees, or confidentiality provisions of the Employment Agreement.

The stock options of the executive officers named in the Summary Compensation Table above would become immediately exercisable in the event of a change in control. In no event, however, may an optionee exercise such options after the tenth anniversary date of the date of grant of such options.

                             PRINCIPAL STOCKHOLDERS

This table sets forth certain information,as of August 14, 2000, regarding beneficial owners of more than five percent of the Company's common stock.


                                          Common  Stock            Percentage
Name  and  Address                      Beneficially  Owned       of  Class(1)
------------------                      -------------------     --------------



CAPITAL GROUP INTERNATIONAL, INC. ("CGI")  1,853,200 (2)           5.20%
11100 Santa Monica Boulevard
Los Angeles, California 90025

THE REGENTS OF THE UNIVERSITY . . . . . .  2,706,400 (3)           7.60%
OF CALIFORNIA ("REGENTS")
1111 Broadway, 14th Floor
Oakland, California 94607

WESTPORT ASSET MANAGEMENT, INC. . . . . .  4,106,750 (4)          11.54%
("WESTPORT")
253 Riverside Avenue
Westport, Connecticut 06880

___________________

(1) Determined using the number of shares of common stock outstanding on August 14, 2000 which was 35,585,504.

(2) Of the shares reported, CGI has sole voting power for 1,529,900 of the shares, shared voting power for none of the shares, shared dispositive power for none of the shares and sole dispositive power for all of the shares. This information is based on information contained in the Schedule 13G filed by CGI with the SEC on July 10, 2000.

 (3) Of the shares reported, Regents has sole voting and dispositive power for all of the shares. This information is based on information contained in the
Schedule  13G  filed  by  Regents  with  the  SEC  on  February  11,  2000.

(4) We have reason to believe that Westport beneficially owns 4,106,750 shares, of which Westport has sole voting power for 691,750 of the shares, shared voting power for 2,628,800 of the shares, sole dispositive power for 691,750 of the shares and shared dispositive power for 3,415,000 of the shares.

               STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth, as of August 14, 2000, beneficial ownership of common stock by each director and executive officer named in the Summary Compensation Table above, and by all directors and all executive officers as a group.



                          AMOUNT  AND  NATURE
       NAME                  OF  BENEFICIAL       SHARES  SUBJECT     PERCENTAGE
OF  BENEFICIAL  OWNER        OWNERSHIP  (1)        TO OPTION (2)      OF CLASS(3)
---------------------     -----------------      -----------------    ----------

---



Alfred R. Berkeley, III. . .     32,148               30,000              *
Donald W. Feddersen. . . . .     32,106               30,000              *
Dr. John M. Palms. . . . . .     28,598               25,000              *
Joseph D. Sargent. . . . . .     78,982               68,334              *
John P. Seibels. . . . . . .     76,657               70,000              *
Richard G. Trub. . . . . . .     28,148               25,000              *
G. Larry Wilson. . . . . . .  1,713,801            1,426,250            4.6%
David T. Bailey. . . . . . .    375,519              369,417            1.0%
Stephen G. Morrison. . . . .    395,710              381,584            1.1%
Michael W. Risley. . . . . .    170,533              145,590              *
Timothy V. Williams. . . . .    250,938              246,250              *
Directors and all executive
officers as a group
  (13 in number) . . . . . .  3,262,478            2,888,246            8.5%
____________________



(1) Each individual has sole voting power and sole dispositive power, except that for the following unvested shares awarded under the Restricted Stock Ownership Plan, the respective individual does not have dispositive power for the number of shares indicated: Berkeley - 1,956; Feddersen - 1,956; Palms - 1,956; Sargent - 1,956; Seibels - 465; Trub - 1,956; Wilson - 5,385; Morrison -
3,389; Risley - 1,551; Williams - 2,548; and all other executive officers - 680.

(2) These shares, which are included in the "Amount and Nature of Beneficial Ownership" column, are subject to option on or before October 14, 2000, pursuant to the Company's various stock option plans.

(3) Where indicated by asterisk, beneficial ownership represents less than one percent of the sum of the total number of shares of common stock outstanding on August 14, 2000 (which was 35,585,504), plus the total shares subject to option.

                                STOCK PERFORMANCE

This graph compares the cumulative total stockholder return on the common stock during the five years ended December 31, 1999 with the cumulative total return on the Standard & Poor 500 Index and the Standard & Poor Computer Software and Services Index. The comparison assumes $100 was invested on the last trading day of 1994 in our common stock and also in each of the indices and assumes reinvestment of all dividends that may have been paid. The performance shown in the graph is not necessarily indicative of future performance.



                               1994    1995    1996    1997    1998        1999
                               ----    ----    ----    ----    ----        ----



PMSC. . . . . . . . . . . . .  100.00  113.39  109.82  165.62  240.48    121.72
S&P 500 Index . . . . . . . .  100.00  137.58  169.17  225.60  290.08    351.12
Computer (Software & Svc)-500  100.00  140.53  218.48  304.34  551.44  1,019.77





            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

We believe, during 1999, that all required filings with the SEC of reports of stock ownership (and changes thereto) by our directors, officers and 10% stockholders were timely made.


                              STOCKHOLDER PROPOSALS

While we do not believe that any other business will be presented at the meeting, should other business properly and lawfully come before the meeting, Mr. Seibels and Dr. Palms will vote in accordance with their best judgment.

If you would like to present a stockholder proposal at the annual stockholders meeting in 2001 and have it included in the proxy statement and proxy card for
such meeting, it must be received by us no later than December 12, 2000.       .
                                                                        --------
You should mail any such proposal to the attention of the Company's Secretary at the following address: Post Office Box Ten, Columbia, South Carolina 29202.

Pursuant to SEC Rule 14a-4c(1) and the 90 days advance notice requirement in our Bylaws, unless we receive notice by February 9, 2001, of any shareholder proposal, management's proxies shall be permitted to use their discretionary authority at the 2001 annual stockholders meeting if such proposal is raised at the meeting.

STOCKHOLDER NOMINEES FOR DIRECTORS. Although we have no formal procedure whereby nominations for directors are solicited from stockholders, the Board's Corporate Governance Committee will consider candidates for directors recommended by stockholders if such recommendations are delivered to us no later than: (a) with respect to an election to be held at an annual stockholders meeting, ninety days prior to such meeting; and (b) with respect to an election to be held at a special stockholders meeting for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given. Each recommendation shall include: (a) the names and addresses of the stockholder intending to make the nomination and the person(s) to be nominated; (b) a representation that the stockholder is a holder of record of our common stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the recommendation; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming them) pursuant to which the nomination(s) are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement, had the nominee been or intended to be nominated by the Board of Directors; and (e) the consent of each nominee to serve as a director, if elected.

Stephen  G.  Morrison
Secretary

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
                                   APPENDIX A

                      POLICY MANAGEMENT SYSTEMS CORPORATION


                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER


I.     PURPOSE:

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance and accounting that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

     Review and appraise the audit efforts of the Company's independent accountants and internal auditing department.

     Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.     COMPOSITION:

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a Committee member. No Director who is an employee of the Company or one of its affiliates may serve on the Committee until three years following termination of such employment, nor may a Director who is employed as an executive of another corporation where any of the Company's executives serves on that company's compensation committee serve on the Audit Committee. A Director who is a partner, controlling shareholder or executive of an organization that has a business relationship with the Company or who has a direct business relationship with the Company may serve on the Audit Committee only if the Board of Director determines in its business judgment that the relationship does not interfere with the Director's exercise of independent judgment. Each member of the Committee shall have, or shall acquire within a reasonable period of time, as determined by the Board, after his or her appointment to the Committee, a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairman is elected by the full Board, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

III.     MEETINGS:

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee will meet quarterly with appropriate global management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or any of these groups believes should be discussed privately. In addition, the Committee or at least its Chairman will meet with the independent accountants and management quarterly to review the Company's financials consistent with IV.4. below. The Chairman also will meet with independent accountants at their office at least once a year.

IV.     RESPONSIBILITIES  AND  DUTIES:

To  fulfill  its  responsibilities  and  duties  the  Audit  Committee  shall:

DOCUMENTS/REPORTS  REVIEW

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the Company's annual financial statements and any material reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

4. Review with financial management and the independent accountants each form l0-Q prior to its filing or prior to the release of earnings. The Chairman of the Committee may represent the entire Committee for purposes of this review.

5. Prepare a report for inclusion in the Company's annual Proxy Statements that describes the Committee's responsibilities and how they were discharged and that otherwise meets the requirements of all relevant rules and regulations promulgated by the Securities and Exchange Commission.

INDEPENDENT  ACCOUNTANTS

6. Have ultimate authority and responsibility to, and shall, recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants and review the performance of the independent accountants and recommend to the Board any proposed discharge of the independent accountants when circumstances warrant.

7. On at least an annual basis, the Committee shall require the independent accountants to submit to the Committee a formal written statement delineating all relationships the accountants have with the Company and review and discuss this statement with the accountants to determine the accountants' independence and if necessary, recommend that the Board of Directors take appropriate action in response to the accountants' written statement to satisfy itself of the accountants' independence.

8. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

FINANCIAL  REPORTING  PROCESSES

9. In consultation with the independent accountants and the internal auditing department, review the integrity of the Company's financial reporting processes, including the surrounding internal control structure.

10. Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

11. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

PROCESS  IMPROVEMENT

12. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditing department regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

13. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

14. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

15. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee or the Board, have been implemented.

16. Review activities, organizational structure, and qualifications of the internal auditing department.

17. Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

18. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

19. The Committee shall have the power to conduct or authorize investigation into any matters within the Committee's scope of responsibilities. The
Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

20. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                      POLICY MANAGEMENT SYSTEMS CORPORATION
                             d/b/a Mynd Corporation

                                 ONE PMSC CENTER
                        BLYTHEWOOD, SOUHTH CAROLINA 29016

The undersigned hereby appoints John P. Seibels and Dr. John M. Palms proxies with full power of substitution and revocation to vote on the undersigned's behalf at the Annual Meeting of the Stockholders of Policy Management Systems Corporation d/b/a Mynd Corporation, to be held at 11:00 a.m., September 27, 2000, at the Company's executive offices located at One Mynd Center, Blythewood, South Carolina, and at all adjournments thereof, upon all business as may properly come before the Meeting, including the following as more fully described in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged. PROXIES WILL BE VOTED IN ACCORDANCE WITH ANY INSTRUCTIONS INDICATED ON THE REVERSE. IF NO SPECIFICATION IS MADE, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS, FOR APPROVAL OF AN AMENDMENT TO COMPANY"S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY"S NAME TO MYND CORPORATION AND FOR RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITIORS. THIS PROXY IS REVOCABLE ANY TIME PRIOR TO ITS USE.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                      POLICY MANAGEMENT SYSTEMS CORPORATION
                             D/B/A MYND CORPORATION

                               SEPTEMBER 27, 2000

                 Please Detach and Mail in the Envelope Provided

   X    Please  mark  your
------  votes  as  in  this
        example.

                           FOR  all  nominees          WITHHOLD AUTHORITY
                             named  at right     to vote for  all  nominees
                        (except  as  market  to        named  at  right
                         the  contrary  below)

1.  ELECTION  OF
     DIRECTORS                  _______                       _______

Nominees:  Alfred  R.  Berkeley,  III
           Donald  W.  Feddersen
           Richard  G.  Trub

(INSTRUCTIONS:  To  withhold  authority  to  vote  for  any
individual  nominee  write  that  nominee's  name  in  the  space provided  below.)
____________________________________________


                                             FOR     AGAINST     ABSTAIN
2.  APPROVAL  OF  AN  AMENDMENT  TO
    COMPANY'S  ARTICLES  OF  INCORPORATION
    TO  CHANGE  THE  COMPANY'S  NAME  TO
    MYND  CORPORATION
                                            _____     _____       _____

3.  RATIFICATION  OF  THE  SELECTION
    OF  PRICEWATERHOUSECOOPERS
    LLP  AS  INDEPENDENT  AUDITORS
    FOR  THE  COMPANY.
                                            _____     _____       _____

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

SIGNATURE ____________________________________________  Date ______________1999.

NOTE: (Signature should agree with name on stock, as shown hereon. Officers, fiduciaries, etc., so indicate. When shares are held in the names of more than one person, each person should sign the proxy.)



23